© Freddie Mac Third Quarter 2022 Financial Results Supplement November 8, 2022 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $5.2 $5.6 $5.8 $5.4 $5.2 $2.9 $2.7 $3.8 $2.5 $1.3 Net revenues Net income 3Q21 4Q21 1Q22 2Q22 3Q22 Net revenues and net income $ Billions ▪ Net income of $1.3 billion for the third quarter of 2022, a decrease of 55% year-over-year, primarily driven by a credit reserve build in Single-Family. ▪ Net revenues of $5.2 billion for the third quarter of 2022, a decrease of 1% year-over-year, as higher net interest income in Single-Family was offset by a decline in non-interest income in Multifamily.

© Freddie Mac 3 $3,086 $3,207 $3,299 $3,343 $3,387 $2,682 $2,792 $2,884 $2,928 $2,971 $404 $415 $415 $415 $416 Single-Family mortgage portfolio Multifamily mortgage portfolio 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 Mortgage Portfolio Balances Mortgage portfolio1 UPB in $ Billions 10% YoY increase 3% YoY increase 11% YoY increase ▪ Total mortgage portfolio increased 10% year-over-year to $3.4 trillion, driven by an 11% increase in the Single- Family mortgage portfolio and a 3% increase in the Multifamily mortgage portfolio.

© Freddie Mac 4 $35.2 $106.7 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of September 30, 2022 Conservatorship Matters Pursuant to the Purchase Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions Net worth, liquidation preference2, and Treasury funding commitment $ Billions $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of September 30, 2022

© Freddie Mac 5 543,000 637,000 539,000 349,000 372,000 4.7% 3.9% 3.6% 3.6% 3.5% Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 3Q21 4Q21 1Q22 2Q22 3Q22 National home prices increased by an average of 8.9% over the past year Quarterly ending interest rates 3.01% 3.11% 4.67% 5.70% 6.70% 1.57% 1.57% 2.37% 3.05% 3.83% 0.05% 0.05% 0.16% 1.09% 2.47% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR SOFR 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 169 271 United States (Seasonally Adjusted) 2017 2018 2019 2020 2021 2022 Freddie Mac House Price Index (December 2000 = 100) National home prices since 2017 Unemployment rate and job creation Key Economic Indicators SOFR interest rates are 30-day average rates.

© Freddie Mac 6 $2,682 $2,792 $2,884 $2,928 $2,971 3Q21 4Q21 1Q22 2Q22 3Q22 0.76% 0.81% 0.73% 0.81% 0.79% 0.20% 0.20% 0.20% 0.19% 0.20% 1.46% 1.12% 0.92% 0.76% 0.67% One month past due Two months past due Seriously delinquent 3Q21 4Q21 1Q22 2Q22 3Q22 $299 $271 $207 $138 $121 $132 $111 $93 $86 $98 $167 $160 $114 $52 $23 48 47 49 52 54 Home purchase Refinance 3Q21 4Q21 1Q22 2Q22 3Q22 Single-Family Financial Highlights and Key Metrics $3.9 $4.7 $5.2 $4.9 $4.4 $2.0 $2.2 $3.4 $2.2 $0.8 Net revenues Net income 3Q21 4Q21 1Q22 2Q22 3Q22 Net revenues and net income $ Billions Guarantee fees charged on new acquisitions (bps)3 11% YoY increase Mortgage portfolio UPB in $ Billions Delinquency rates New business activity UPB in $ Billions

© Freddie Mac 7 72% 71% 72% 75% 78% 3Q21 4Q21 1Q22 2Q22 3Q22 44% 41% 45% 62% 80% 26% 31% 33% 28% 16%30% 28% 22% 10% 4% Home purchase Cash-out refinance Other refinance 3Q21 4Q21 1Q22 2Q22 3Q22 750 748 746 744 747 3Q21 4Q21 1Q22 2Q22 3Q22 12% 13% 15% 17% 19% 3Q21 4Q21 1Q22 2Q22 3Q22 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics Loan purpose

© Freddie Mac 8 UPB covered by new CRT issuance $ Billions $167 $242 $208 $151 $136 3Q21 4Q21 1Q22 2Q22 3Q22 Mortgage portfolio with credit enhancement UPB in $ Billions $1,345 $1,491 $1,594 $1,726 $1,803 50% 53% 55% 59% 61% UPB Percentage 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 Single-Family Credit Risk Transfer

© Freddie Mac 9 $18 $25 $15 $15 $14 3Q21 4Q21 1Q22 2Q22 3Q22 0.12% 0.13% 0.30% 0.18% 1.30% 0.99% 0.00% 0.00% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) ACLI investment bulletin (60+ day) 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily market and Freddie Mac delinquency rates $404 $415 $415 $415 $416 4,624 4,652 4,616 4,562 4,523 Mortgage portfolio Total unit count (in thousands) 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily Financial Highlights and Key Metrics Net revenues and net income $ Billions $1.3 $0.9 $0.6 $0.5 $0.8 $0.9 $0.5 $0.4 $0.3 $0.5 Net revenues Net income 3Q21 4Q21 1Q22 2Q22 3Q22 (89%) New business activity $ Billions Mortgage portfolio UPB in $ Billions 3%YoY increase The delinquency rates for FDIC insured institutions and ACLI investment bulletin are as of June 30, 2022 (latest available information). New business activity subject to the FHFA loan purchase cap of $70 billion for 2021 and $78 billion for 2022.

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 36% 25% 53% 53% 44% 32% 32% 28% 27% 31% 26% 34% 16% 17% 21% 6% 9% 3% 3% 4% ≤60% >60% to ≤80% >80% to ≤120% >120% 3Q21 4Q21 1Q22 2Q22 3Q22 1.35 1.33 1.33 1.33 1.31 67% 67% 67% 63% 59% Weighted average ODSCR Weighted average OLTV ratio 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily New Business Characteristics (89%) Weighted average original debt service coverage ratio (ODSCR) and weighted average OLTV ratio

© Freddie Mac 11 $380 $389 $389 $397 $394 94% 94% 94% 96% 95% UPB Percentage 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 Mortgage portfolio with credit enhancement UPB in $ Billions $18 $23 $14 $21 $11 3Q21 4Q21 1Q22 2Q22 3Q22 Multifamily Credit Risk Transfer UPB covered by new CRT issuance $ Billions

© Freddie Mac 12 73 62 49 37 28 22 17 10 8 6 45 39 23 16 12 6 6 16 13 10 Forbearance and other Payment deferral plans Loan modifications 3Q21 4Q21 1Q22 2Q22 3Q22 Number of families Freddie Mac helped to own or rent a home4 In Thousands Housing Market Support 1,188 1,178 834 616 542 612 598 412 205 95 415 357 279 263 297 161 223 143 148 150 Single-Family refinance borrowers Single-Family home purchase borrowers Multifamily rental units 3Q21 4Q21 1Q22 2Q22 3Q22 Other includes repayment plans and foreclosure alternatives. 6 Number of Single-Family loan workouts5 In Thousands 6 6 First quarter and second quarter 2022 Multifamily rental units revised to reflect updated information.

© Freddie Mac 13 Endnotes 1 Based on unpaid principal balances (UPB) of securitized mortgage loans, unsecuritized mortgage loans, and other, which primarily consists of other mortgage-related guarantees. 2 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury, and the $34.1 billion in increases to our Net Worth Amount pursuant to the Purchase Agreement. 3 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of legislated 10 basis point fee remitted to Treasury pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 as extended by the Infrastructure Investment and Jobs Act. 4 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 5 Consists of both home retention actions and foreclosure alternatives. 6 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 14 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-Family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends including, but not limited to, changes in observed and forecasted house price appreciation, its market share, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s CRT transactions, the effects of natural disasters, other catastrophic events, including the effects of the COVID-19 pandemic, and significant climate change effects and actions taken in response thereto on its business, results of operations, and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, uncertainty about the duration, severity, and effects of the COVID-19 pandemic and actions taken in response thereto, and the impacts of legislation or regulations and new or amended accounting guidance, that could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.